Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

20. Income Taxes

The components of the provision for income taxes are as follows:

Year ended December 31 (in thousands)	2013 EUR	2012 EUR	2011 EUR

Current tax	(52,753)	(79,255)	(129,127)
Deferred tax	44,766	74,993	(52,548)

Provision for income taxes	(7,987)	(4,262)	(181,675)

The Dutch statutory tax rate was 25.0 percent in 2013, 2012 and 2011. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.

The reconciliation of the provision for income taxes is as follows:

Year ended December 31 (in thousands)	2013 EUR	%	2012 EUR	%	2011 EUR	%

Income before income taxes	1,023,477	100.0	1,150,578	100.0	1,648,635	100.0
Income tax provision based on ASML’s domestic rate	(255,869)	25.0	(287,644)	25.0	(412,159)	25.0
Effects of tax rates in foreign jurisdictions	23,459	(2.3)	9,786	(0.9)	20,663	(1.3)
Adjustments in respect of tax exempt income	29,430	(2.9)	23,532	(2.0)	19,134	(1.2)
Adjustments in respect of tax incentives	120,751	(11.7)	143,160	(12.4)	180,096	(10.9)
Adjustments in respect of prior years’ current taxes	5,155	(0.5)	18,275	(1.6)	9,097	(0.6)
Adjustments in respect of prior years’ deferred taxes	16,164	(1.6)	-	-	-	-
Movements in the liability for unrecognized tax benefits	(7,588)	0.7	95,465	(8.3)	6,634	(0.4)
Adjustment in respect of non-taxable pre-existing relationship	67,730	(6.6)	-	-	-	-
Other credits and non-taxable items	(7,219)	0.7	(6,836)	0.6	(5,140)	0.4

Provision for income taxes	(7,987)	0.8	(4,262)	0.4	(181,675)	11.0

Income Tax Provision Based on ASML’s Domestic Rate

The provision for income taxes based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the provision for income taxes that would have been applicable assuming that all of our income is taxable against the Dutch statutory tax rate and there were no permanent differences between taxable base and financial results and no Dutch tax incentives are applied.

Effects of Tax Rates in Foreign Jurisdictions

A portion of ASML’s results are realized in countries other than the Netherlands where different tax rates are applicable. The increase of the effects of tax rates in foreign jurisdictions compared to 2012 is mainly explained by a shift in the mix of taxable income across tax jurisdictions as a result of the acquisition of Cymer as per May 30, 2013.

Adjustments in Respect of Tax Exempt Income

In certain jurisdictions part of the income generated is tax exempted.

Adjustments in Respect of Tax Incentives

Adjustments in respect of tax incentives relate to reduced tax rates in several jurisdictions, mainly consisting of the Dutch “Innovation Box” and the RDA. The Innovation box is a facility under Dutch corporate tax law pursuant to which income associated with R&D is partially exempted from taxation. The RDA is a tax incentive in which an additional tax depreciation is allowed for tangible assets utilized for research and development purposes.

Adjustments in Respect of Prior Years’ Current Taxes

In 2012, we recognized a tax benefit of EUR 18.3 million or 1.6 percent of income before taxes mainly attributable to the application of tax exemptions for prior years, which had a favorable effect on the effective tax rate for 2012.

Adjustments in Respect of Prior Years’ Deferred Taxes

In 2013, we recognized a tax benefit of EUR 16.2 million as result of a partly release of a valuation allowance for NID credits or NID stock to the extend we expect future taxable profits to realize these NID credits before expiration of those credits.

Movements in the Liability for Unrecognized Tax Benefits

In 2012, the effective tax rate was impacted by a tax benefit of EUR 95.5 million or 8.3 percent of income before income taxes mainly as a result of the successful conclusion of tax audits in different jurisdictions (EUR 92.5 million) whereas the movement in the liability for unrecognized tax benefits in 2013 is considered to be limited.

Adjustments in Respect of Non-Taxable Pre-Existing Relationships

In 2013 the effective tax rate was impacted by the settlement gain recognized as a result of the effectively settled pre-existing relationships related to the acquisition of Cymer (see Note 2) as this gain does not represent a taxable item for income tax purposes.

Other Credits and Non-taxable Items

Other credits and non-taxable items reflect the impact on statutory rates of permanent non-taxable items such as non-deductible taxes, non-deductible interest expense, and non-deductible meals and entertainment expenses, as well as the impact of (the reversal of) various tax credits on our provision for income taxes.

Income Taxes Recognized Directly in Shareholders’ Equity

Income taxes recognized directly in shareholders’ equity (including OCI) are as follows:

Income tax recognized in shareholders’ equity (in thousands)	2013 EUR	2012 EUR	2011 EUR

Current tax
Derivative financial instruments[1]	(759)	(1,066)	6,257
Tax (benefit) deficit from share-based payments	(3,110)	(2,116)	11

Total income tax recognized in shareholders’ equity	(3,869)	(3,182)	6,268

1	Recognized directly in OCI.

Liability for Unrecognized Tax Benefits and Deferred Taxes

The total deferred tax position and liability for unrecognized tax benefits recorded on the Consolidated Balance Sheets are as follows:

As of December 31 (in thousands)	2013 EUR	2012 EUR

Liability for unrecognized tax benefits	(74,069)	(59,967)
Deferred tax position	(30,176)	114,527

Total	(104,245)	54,560

Liability for Unrecognized Tax Benefits

The calculation of our liability for unrecognized tax benefits involves uncertainties in the application of complex tax laws. Our estimate for the potential outcome of any uncertain tax issue is highly judgmental. We believe that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Consolidated Financial Statements.

Consistent with the provisions of ASC 740, as of December 31, 2013, ASML has a liability for unrecognized tax benefits of EUR 74.1 million (2012: EUR 60.0 million) which is classified as non-current deferred and other tax liabilities. The total liability for unrecognized tax benefits, if reversed, would have a favorable effect on our effective tax rate.

Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the provision for income taxes. The balance of accrued interest and penalties recorded in the Consolidated Balance Sheets as per December 31, 2013 amounted to EUR 22.9 million (2012: EUR 21.4 million). Accrued interest and penalties recorded in the Consolidated Statement of Operations of 2013 amounted to a tax charge of EUR 4.1 million (2012: tax benefit of EUR 3.1 million; 2011: tax benefit of EUR 9.3 million).

A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits is as follows:

As of December 31 (in thousands)	2013 EUR	2012 EUR

Balance, January 1	59,967	155,432
Gross increases – tax positions in prior period	6,045	4,297
Gross decreases – tax positions in prior period	(2,025)	(92,521)
Gross increases – tax positions in current period	6,796	3,255
Increase resulting from acquisition	6,514	-
Settlements	(2,964)	-
Lapse of statute of limitations	(264)	(10,496)

Total liability for unrecognized tax benefits	74,069	59,967

For 2012, the gross decreases in tax positions in prior period mainly relates to the release of tax positions after successful conclusion of tax audits in different jurisdictions (EUR 92.5 million).

We believe our allowances for tax contingencies are appropriate. We estimate that the total liability for unrecognized tax benefits will decrease by EUR 0.6 million within the next 12 months. The estimated changes to the liability for unrecognized tax benefits within the next 12 months are mainly due to expected settlements with tax authorities.

We are subject to tax audits in certain of our major tax jurisdictions, for years from and including 2011 onwards in Hong Kong, and for years from and including 2001 onwards in the United States. In the course of such audits, local tax authorities may challenge the positions taken by us.

Deferred Tax Position

The changes in deferred income tax assets and liabilities consist of the following elements:

Changes in deferred tax assets and liabilities (in thousands)	2013 EUR	2012 EUR

Balance, January 1	114,527	137,946
Acquisitions through business combinations	(201,381)	-
Consolidated Statements of Operations	53,084	(20,242)
Effect of changes in exchange rates	3,594	(3,177)

Balance, December 31	(30,176)	114,527

The deferred tax position is classified in the consolidated balance sheets as follows:

As of December 31 (in thousands)	2013 EUR	2012 EUR

Deferred tax assets – current	124,431	103,695
Deferred tax assets – non-current	139,513	39,443
Total deferred tax assets	263,944	143,138
Deferred tax liabilities – current	(3,494)	(271)
Deferred tax liabilities – non-current	(290,626)	(28,340)
Total deferred tax liabilities	(294,120)	(28,611)

Total	(30,176)	114,527

The composition of total deferred tax assets and liabilities in the Financial Statements is as follows:

Deferred tax assets composition of temporary differences (in thousands)	January 1, 2013 EUR	Acquisitions through business combinations EUR	Consolidated Statements of Operations EUR	Effect of changes in exchange rates EUR	December 31, 2013 EUR

Capitalized R&D expenditures	27,403	-	5,882	(1,155)	32,130
Inventories	28,167	10,258	9,269	(1,033)	46,661
Deferred revenue	20,572	41,679	(43,035)	(2,807)	16,409
Provisions	21,528	7,148	17,960	(1,176)	45,460
Installation and warranty reserve	7,151	-	(174)	(275)	6,702
Tax effect carry-forward losses	5,557	754	61,551	(580)	67,282
Fixed assets	7,798	4,140	325	(478)	11,785
Restructuring and impairment	4,336	-	(791)	(184)	3,361
Alternative minimum tax credits[1]	5,227	-	1,349	(234)	6,342
Share-based payments	1,433	9,365	5,939	(586)	16,151
Other temporary differences	13,966	16,701	(14,487)	(4,519)	11,661

Total[2]	143,138	90,045	43,788	(13,027)	263,944

1	Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses used.
2	Valuation allowances recognized in relation to deferred tax assets as at December 31, 2013 amounted to EUR 25.0 million (2012: EUR 30.5 million)

Deferred tax liabilities composition of temporary differences (in thousands)	January 1, 2013 EUR	Acquisitions through business combinations EUR	Consolidated Statements of Operations EUR	Effect of changes in exchange rates EUR	December 31, 2013 EUR

Intangible fixed assets	-	(286,337)	8,730	15,702	(261,905)
Fixed assets	(25,890)	(4,786)	12,517	567	(17,592)
Borrowing costs	(1,958)	-	135	-	(1,823)
Other temporary differences	(763)	(303)	(12,086)	352	(12,800)

Total	(28,611)	(291,426)	9,296	16,621	(294,120)

Deferred tax assets composition of temporary differences (in thousands)	January 1, 2012 EUR	Consolidated Statements of Operations EUR	Effect of changes in exchange rates EUR	December 31, 2012 EUR

Capitalized R&D expenditures	34,374	(6,465)	(506)	27,403
Inventories	35,820	(7,351)	(302)	28,167
Deferred revenue	23,892	(3,083)	(237)	20,572
Provisions	14,515	7,296	(283)	21,528
Installation and warranty reserve	8,772	(1,508)	(113)	7,151
Tax effect carry-forward losses	7,735	(2,219)	41	5,557
Fixed assets	6,495	1,454	(151)	7,798
Restructuring and impairment	5,146	(733)	(77)	4,336
Alternative minimum tax credits[1]	5,028	229	(30)	5,227
Share-based payments	950	516	(33)	1,433
Other temporary differences	16,728	(1,138)	(1,624)	13,966

Total	159,455	(13,002)	(3,315)	143,138

1 Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses used.
Deferred tax liabilities composition of temporary differences (in thousands)	January 1, 2012 EUR	Consolidated Statements of Operations EUR	Effect of changes in exchange rates EUR	December 31, 2012 EUR

Fixed assets	(19,108)	(6,965)	183	(25,890)
Borrowing costs	(1,554)	(404)	-	(1,958)
Other temporary differences	(847)	129	(45)	(763)

Total	(21,509)	(7,240)	138	(28,611)

Tax Effect Carry-forward Losses

Deferred tax assets from carry-forward losses result predominantly from net operating loss carry-forwards incurred in the United States and NID stock in Belgium.

Net operating losses qualifying as tax losses under United States federal tax laws were incurred during 2013. Net operating losses qualifying as tax losses under United States federal tax laws incurred by United States group companies can in general be offset against future profits realized in the 20 years following the year in which the losses are incurred.

Net operating losses qualified as tax losses under United States state tax laws incurred by United States group companies can in general be offset against future profits realized in the 5 to 20 years following the year in which the losses are incurred. The period of net operating loss carry forward for United States state tax purposes depends on the state in which the tax loss arose. Our ability to use United States state tax loss carry forwards in existence at December 31, 2013, is subject to varying state statutes (providing for periods of between 5 and 20 years) and valuation allowances have been set up for state carry forward losses that are not expected to be realized before they expire. The total amount of losses carried forward under United States federal tax laws as of December 31, 2013, is EUR 67.5 million tax basis or EUR 23.6 million tax effect. The total amount of losses carried forward under United States state tax laws as of December 31, 2013, is EUR 254.3 million tax basis or EUR 7.9 million tax effect.

NID stock in Belgium can generally be offset against future profits realized in the 7 years following the year in which the NID Stock occurs. The total amount of NID stock is EUR 47.6 million taxable base and EUR 16.2 million tax effect.